UNITED
         CASH
         MANAGEMENT,
         INC.

         ANNUAL
         REPORT
         ---------------------------------------
         For the Fiscal Year ended June 30, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
JUNE 30, 1999

Dear Shareholder:


This report relates to the operation of United Cash Management, Inc. for the fiscal year ended June 30, 1999. The following discussion and tables provide you with information regarding the Fund's performance during that period.

Problems in world financial markets at the beginning of the Fund's fiscal year caused the Federal Reserve to lower the Federal Funds rate three times in the fall of 1998. During the first quarter of 1999, rates remained relatively stable and inflation appeared benign. However, as world markets began to recover, economic overheating at home became a concern. The fixed income markets, including the money markets, began to factor in the potential for the Federal Funds rate to be increased again. On June 30, 1999, the Federal Reserve Board decided to increase the Federal Funds rate in an attempt to slow the U.S. economy and decrease the possibility of inflation. At the same time, the Fed changed its policy directive to neutral.

The management style of the Fund did not change materially in the past fiscal year. Early in the fiscal year the maturity of the Fund was extended to lock-in higher yields in anticipation of the Federal Reserve interest rate cuts. We also continued to hold variable rate securities which reset periodically at higher rates of interest than comparable fixed rate securities of the same maturity. Near the end of the fiscal year, we positioned some Fund assets to take advantage of higher rates of interest.

Short-term rates have the potential to move higher over the Fund's next fiscal year due to an expected robust U.S. economy and inflationary pressures which could develop as a result. Year 2000 could bring challenges for the Fund, including possible changes in money market interest rates, a limited supply of short-term securities and a need for increased liquidity. We will seek to maintain performance by monitoring the short-term yield curve and investing in securities to maximize yield while attempting to maintain a low risk profile.
We will continue to keep a portion of the Fund's assets in very short or variable rate securities, in anticipation of possible interest rate increases. We will also seek to position the Fund to maintain liquidity as we move into the year 2000. As in the past, we will search out securities, such as taxable municipal bonds, that have enhanced the Fund's performance in the past.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Mira Stevovich
Manager, United Cash Management, Inc.


               The Year 2000 information contained in this letter is being designated as a Year 2000 readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Certificates of Deposit
 Domestic - 0.74%
 Morgan Guaranty Trust Company of New York,
   5.09%, 9-27-99 ........................   $ 5,000 $  4,999,534

 Yankee - 2.98%
 Bank Austria - New York,
   5.11%, 4-25-2000 ......................    10,000    9,988,780
 UBS AG - Stamford, Connecticut,
   5.35%, 5-30-2000 ......................    10,000    9,993,101
   Total .................................             19,981,881

Total Certificates of Deposit - 3.72%                  24,981,415

Commercial Paper - 1.64%
 Wells Fargo & Company,
   4.82%, 7-14-99 ........................    11,000   10,980,854

Commercial Paper (backed by irrevocable bank
 letter of credit) - 2.21%
 Banco Serfin S.A. (Barclays Bank PLC),
   5.32%, 8-26-99 ........................    15,000   14,875,867

Notes - 10.06%
 Abbey National Treasury Services PLC,
   5.64%, 7-15-99 ........................    10,000    9,998,551
 Harris Trust and Savings Bank,
   5.05%, 2-17-2000 ......................    13,000   12,995,739
 J.P. Morgan & Co., Incorporated:
   4.8425%, 7-7-99 .......................    10,000    9,999,903
   4.9025%, 7-6-2000 .....................    10,000    9,997,923
 Shawmut National Corporation
   (Fleet Financial Group Inc.),
   8.625%, 12-15-99 ......................     7,500    7,617,046
 Wells Fargo & Company,
   5.31%, 4-3-2000 .......................    17,000   16,981,731
   Total .................................             67,590,893

TOTAL BANK OBLIGATIONS - 17.63%                      $118,429,029
 (Cost: $118,429,029)

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 1.48%
 Monsanto Company:
   4.86%, 7-20-99 ........................   $ 3,000 $  2,992,305
   4.87%, 8-18-99 ........................     5,000    4,967,533
   4.87%, 8-19-99 ........................     2,000    1,986,743
   Total .................................              9,946,581

 Electric, Gas and Sanitary Services - 10.29%
 Central Illinois Light Co.:
   5.07%, 7-21-99 ........................     2,952    2,943,685
   5.07%, 7-26-99 ........................     1,110    1,106,092
   5.07%, 7-30-99 ........................     2,726    2,714,866
 Idaho Power Co.,
   5.5%, 7-8-99 ..........................     1,785    1,783,091
 OGE Energy Corp.:
   5.13%, 7-2-99 .........................     8,500    8,498,789
   5.55%, 7-8-99 .........................    11,550   11,537,536
 Questar Corp.:
   4.93%, 7-2-99 .........................    12,000   11,998,357
   5.33%, 7-2-99 .........................     1,000      999,852
   4.95%, 7-9-99 .........................    10,700   10,688,230
   5.05%, 7-16-99 ........................     4,900    4,889,690
 Southern California Edison Co.,
   4.86%, 7-19-99 ........................    12,000   11,970,840
   Total .................................             69,131,028

 Engineering and Management Services - 1.54%
 Halliburton Co.,
   5.01%,7-23-99 .........................    10,400   10,368,159

 Food and Kindred Products - 0.03%
 General Mills, Inc.,
   5.075%, Master Note ...................       170      170,000

 Food Stores - 1.94%
 Albertson's Inc.,
   4.9%, 7-6-99 ..........................    13,000   12,991,153

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Industrial Machinery and Equipment - 0.74%
 Deere & Company,
   4.99%, 7-19-99 ........................   $ 5,000 $  4,987,525

 Insurance Carriers - 0.74%
 Transamerica Finance Corp.,
   4.84%, 7-20-99 ........................     5,000    4,987,228

 Nondepository Institutions - 4.89%
 Associates Financial Services Co. of
   Puerto Rico Inc. (Associates Corp. of North America),
   4.87%, 8-17-99 ........................    22,000   21,860,123
 General Electric Capital Corporation,
   4.86%, 7-15-99 ........................     6,000    5,988,660
 IBM Credit Corp.,
   5.125%, 7-1-99 ........................     5,000    5,000,000
   Total .................................             32,848,783

 Paper and Allied Products - 1.56%
 Sonoco Products Co.,
   5.8%, 7-1-99...........................     2,500    2,500,000
 Westvaco Corp.,
   4.85%, 7-8-99 .........................     8,000    7,992,456
   Total .................................             10,492,456

Total Commercial Paper - 23.21%                       155,922,913

Commercial Paper (backed by irrevocable bank
 letter of credit)
 Chemicals and Allied Products - 1.35%
 Formosa Plastics Corp. U.S.A. (Bank of America NT & SA),
   4.81%, 7-23-99 ........................     9,100    9,073,251

 Electric, Gas and Sanitary Services - 0.97%
 CommEd Fuel Co. Inc. (First National Bank of Chicago),
   5.1%, 7-7-99 ..........................     6,532    6,526,448

 Oil and Gas Extraction - 2.23%
   Louis Dreyfus Corp. (ABN-AMRO Bank N.V.):
   4.92%, 7-6-99 .........................     5,000    4,996,583
   4.93%, 7-7-99 .........................    10,000    9,991,783
   Total .................................             14,988,366

Total Commercial Paper (backed by irrevocable bank
 letter of credit) - 4.55%                             30,588,065
                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes
 Chemicals and Allied Products - 0.47%
 Air Products and Chemicals, Inc.,
   8.22%, 12-7-99 ........................   $ 3,100 $  3,140,684

 Electric, Gas and Sanitary Services - 4.02%
 Baltimore Gas and Electic Company,
   4.9713%, 9-1-99 .......................    27,000   26,999,703

 General Merchandise Stores - 0.75%
 Wal-Mart Stores, Inc.,
   5.65%, 2-1-2000 .......................     5,000    5,015,145

 Insurance Carriers - 1.26%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   5.22%, 7-7-99 .........................     8,500    8,500,000

 Motion Pictures - 1.49%
 Walt Disney Company (The),
   5.6%, 4-17-2000 .......................    10,000   10,027,382

 Nondepository Institutions - 11.48%
 American General Finance Corporation,
   7.2%, 7-15-99 .........................     1,800    1,801,463
 Associates Corp. of North America,
   5.0965%, 7-29-99 ......................     8,500    8,494,925
 Caterpillar Financial Services Corp.:
   5.93%, 6-1-2000 .......................     7,500    7,542,398
   8.875%, 6-1-2000 ......................     3,000    3,094,403
 Deere (John) Capital Corp.,
   6.43%, 8-9-99 .........................    10,000   10,006,614
 Ford Motor Credit Company,
   8.375%, 1-15-2000 .....................     9,000    9,147,964
 General Electric Capital Corporation,
   6.66%, 5-1-2000 .......................     8,700    8,772,590
 General Motors Acceptance Corporation:
   8.4%, 10-15-99 ........................    10,270   10,358,044
   7.875%, 3-15-2000 .....................     2,700    2,750,233
   6.875%, 6-7-2000 ......................    10,000   10,109,525
 Norwest Financial Inc.,
   6.2%, 9-15-99 .........................     5,000    5,010,877
   Total .................................             77,089,036

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Real Estate - 0.20%
 Trap Rock Industries, Inc. (First Union National Bank),
   5.3%, 7-7-99 ..........................   $ 1,330 $  1,330,000

Total Notes - 19.67%                                  132,101,950

TOTAL CORPORATE OBLIGATIONS - 47.43%                 $318,612,928
 (Cost: $318,612,928)

MUNICIPAL OBLIGATIONS
California - 10.42%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds:
   Shell Martinez Refining Company Project,
   Series 1996 (Taxable) (Shell Oil Company):
   4.93%, 7-1-99 .........................    23,000   23,000,000
   4.92%, 7-14-99 ........................     5,000    5,000,000
   Air Products and Chemicals, Inc./ Wilmington
   Facility, Taxable Series 1997A (Air Products
   and Chemicals, Inc.),
   5.0%, 7-7-99 ..........................    13,000   13,000,000
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   5.075%, 8-11-99 .......................    21,000   21,000,000
 Oakland-Alameda County Coliseum Authority,
   Lease Revenue Bonds (Oakland Coliseum Arena
   Project), 1996 Series A-1 Variable Rate Lease
   Revenue Bonds (Taxable) (Canadian Imperial Bank of
   Commerce),
   5.0%, 8-3-99 ..........................     8,000    8,000,000
   Total .................................             70,000,000

Colorado - 0.98%
 Panorama Metropolitan District, Arapahoe
   County, Colorado (Taxable/Tax Exempt),
   Series 1997A (Banque Nationale de Paris,
   San Francisco Branch),
   5.65%, 12-1-99 ........................     4,575    4,575,000
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   5.35%, 7-1-99 .........................     2,000    2,000,000
   Total .................................              6,575,000

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Indiana - 3.77%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project):
   4.93%, 7-1-99 .........................   $16,000 $ 16,000,000
   4.9%, 7-14-99 .........................     9,300    9,300,000
   Total .................................             25,300,000

Kentucky - 1.79%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds:
   Series 1994 (R.J. Tower Corporation Project),
   (Comerica Bank),
   5.15%, 7-1-99 .........................     8,035    8,035,000
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   5.15%, 7-1-99 .........................     4,000    4,000,000
   Total .................................             12,035,000

Louisiana - 10.64%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable) (West Deutsche Bank),
   5.25%, 7-29-99 ........................    31,800   31,800,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   5.1%, 8-5-99 ..........................    23,200   23,200,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   4.92%, 7-7-99 .........................    16,500   16,500,000
   Total .................................             71,500,000

New Jersey - 1.90%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   5.3%, 7-7-99...........................    12,775   12,775,000

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
New York - 1.99%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.145%, 8-5-99 ........................   $10,000 $ 10,000,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial
   Development Revenue Bonds, Series 1996
   (1500 Hempstead TPK, LLC Facility), (The
   Bank of New York),
   5.19%, 7-1-99 .........................     3,370    3,370,000
   Total .................................             13,370,000

North Carolina - 0.27%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   5.22%, 7-7-99 .........................     1,800    1,800,000

Pennsylvania - 3.41%
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   5.3%, 7-7-99 ..........................    11,035   11,035,000
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (First Union National Bank),
   5.2%, 7-7-99 ..........................     8,160    8,160,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mother's Work, Inc.),
   Series of 1995 (Fleet Financial Group Inc.),
   5.2%, 7-7-99 ..........................     3,730    3,730,000
   Total .................................             22,925,000

Texas - 2.37%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   4.993%, 8-2-99 ........................    16,000   15,928,988

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Washington - 2.19%
 Wenatchee Valley Clinic, P.S.,
   Floating Rate Taxable Bonds, Series 1998
   (U.S. Bank National Association),
   5.2%, 7-1-99 ..........................    14,700   14,700,000

TOTAL MUNICIPAL OBLIGATIONS - 39.73%                 $266,908,988
 (Cost: $266,908,988)

UNITED STATES GOVERNMENT SECURITY - 0.30%
 Federal Farm Credit Bank,
   5.24%, 9-29-99 ........................     2,000 $  2,000,000
 (Cost: $2,000,000)

TOTAL INVESTMENT SECURITIES - 105.09%                $705,950,945
 (Cost: $705,950,945)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.09%)   (34,182,639)

NET ASSETS - 100.00%                                 $671,768,306

Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value (Note 1)  ........     $705,951
 Receivables:
   Fund shares sold ................................        6,193
   Interest ........................................        4,273
 Prepaid insurance premium  ........................           18
                                                         --------
    Total assets  ..................................      716,435
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................       42,033
 Due to custodian  .................................        2,044
 Dividends payable  ................................          273
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          202
 Accrued management fee (Note 2)  ..................            8
 Accrued accounting services fee (Note 2)  .........            6
 Accrued service fee (Note 2)  .....................            1
 Other  ............................................          100
                                                         --------
    Total liabilities  .............................       44,667
                                                         --------
      Total net assets .............................     $671,768
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding _ 667,155
   Class B shares outstanding _ 4,613
   Capital stock ...................................     $  6,718
   Additional paid-in capital ......................      665,050
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $671,768
                                                         ========
Net asset value, redemption and offering price
 per share for Class A and Class B  ................        $1.00
                                                            =====


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1999
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............      $33,893
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,476
   Transfer agency and dividend disbursing -
    Class A ........................................        2,242
    Class B  .......................................            7
   Custodian fees ..................................          106
   Accounting services fee .........................           70
   Distribution fee - Class B ......................           43
   Service fee - Class B ...........................           12
   Audit fees ......................................           11
   Legal fees ......................................            8
   Other ...........................................          286
                                                          -------
    Total expenses  ................................        5,261
                                                          -------
      Net investment income ........................       28,632
                                                          -------
       Net increase in net assets resulting
         from operations ...........................      $28,632
                                                          =======


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                        For the fiscal year ended
                                                 June 30,
                                        -------------------------
                                             1999        1998
                                       ------------- ------------
Increase in Net Assets
 Operations:
   Net investment income ..............  $   28,632    $   25,050
                                         ----------    ----------
    Net increase in net assets
      resulting from operations .......      28,632        25,050
                                         ----------    ----------
 Dividends to shareholders
   from net investment income:*
   Class A ............................     (28,425)      (24,935)
   Class B ............................        (207)         (115)
                                         ----------    ----------
                                            (28,632)      (25,050)
                                         ----------    ----------
 Capital share transactions:**
   Proceeds from sale of shares:
    Class A  ..........................   2,528,520     3,626,568
    Class B  ..........................      12,293         7,455
   Proceeds from reinvestment
    of dividends:
    Class A  ..........................      27,258        23,831
    Class B  ..........................         195           109
   Payments for shares redeemed:
    Class A  ..........................  (2,421,463)   (3,631,832)
    Class B  ..........................     (11,489)       (7,470)
                                         ----------    ----------
    Net increase in net assets
      resulting from capital
      share transactions ..............     135,314        18,661
                                         ----------    ----------
      Total increase ..................     135,314        18,661

Net Assets
 Beginning of period  .................     536,454       517,793
                                         ----------    ----------
 End of period  .......................  $  671,768    $  536,454
                                         ==========    ==========
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
   *See "Financial Highlights" on pages 14 - 15.
  **The number of shares transacted during the periods corresponds to the amounts included in this statement because shares are recorded at $1.00 per share.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00   $1.00   $1.00
                              ------  ------  ------  ------  ------
Net investment
 income  ...........           0.0455  0.0484  0.0472  0.0487  0.0465
Less dividends
 declared  .........          (0.0455)(0.0484)(0.0472)(0.0487)(0.0465)
                              ------  ------  ------  ------  ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00   $1.00   $1.00
                             ======= ======= ======= ======= =======
Total return........           4.67%   4.93%   4.80%   5.01%   4.74%
Net assets, end of
 period (in
 millions)  ........            $667    $533    $514    $402    $369
Ratio of expenses to
 average net
 assets  ...........           0.83%   0.89%   0.87%   0.91%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........           4.54%   4.84%   4.70%   4.89%   4.68%


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                For the fiscal             period
                             year ended June 30,         from 9/5/95*
                             ---------------------        through
                               1999   1998    1997        6/30/96
                             ------ ------  ------        -------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00           $1.00
                              ------  ------  ------          ------
Net investment
 income  ...........           0.0371  0.0403  0.0407          0.0312
Less dividends
 declared  .........          (0.0371)(0.0403)(0.0407)        (0.0312)
                              ------  ------  ------          ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00           $1.00
                             ======= ======= =======         =======
Total return........           3.79%   4.10%   4.13%           3.15%
Net assets, end of
 period (in
 millions)  ........              $5      $4      $4              $1
Ratio of expenses to
 average net
 assets  ...........           1.60%   1.71%   1.48%           1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........           3.77%   4.03%   4.14%           3.76%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets,
 .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000

     The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements:
(i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended June 30, 1999, W&R paid no sales commissions.

     A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of Fund shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended June 30, 1999, the Distributor received $21,305 in deferred sales charges.

     The Fund paid Directors' fees of $22,765, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Multiclass Operations

  On September 5, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of June 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Cash Management, Inc. as of June 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August  6, 1999

INCOME TAX INFORMATION

     Dividends are taxable to shareholders and are reportable in your Federal income tax returns for the years in which the dividends were received or reinvested.

     Statements as to the tax status of each investor's dividends will be mailed annually.

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business.

     Shareholders are advised to consult with their tax advisers concerning the tax treatment of dividends from the Fund.

Corporations:
     The dividends are not eligible for the dividends received deduction.

Shareholder Meeting Results

A special meeting of United Cash Management, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withheld   Non-Votes*
J. Concannon            310,884,934  24,181,613       0
J. Dillingham           310,483,696  24,582,851       0
D. Gardner              310,453,024  24,613,523       0
L. Graves               310,516,021  24,550,526       0
J. Harroz, Jr.          310,388,641  24,677,906       0
J. Hayes                310,045,338  25,021,209       0
R. Hechler              310,502,883  24,563,664       0
H. Herrmann             310,579,756  24,486,791       0
G. Johnson              310,028,035  25,038,512       0
W. Morgan               310,290,436  24,776,111       0
R. Reimer               310,381,474  24,685,073       0
F. Ross, Jr.            310,733,181  24,333,366       0
E. Schwartz             310,555,413  24,511,134       0
K. Tucker               310,573,104  24,493,443       0
F. Vogel III            310,742,586  24,323,961       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
           304,526,867    2,800,344  27,739,336       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
           285,743,208   18,831,196  30,491,210      933

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                   Broker
                   For      Against     Abstain Non-Votes*
           286,921,228   13,922,626  34,221,760      933

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
           284,410,872   12,285,961  38,369,714       0

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

This report is submitted for the general information of the shareholders of United Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Cash Management, Inc. current prospectus.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Mira Stevovich, Vice President

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Accumulative Fund
     United Bond Fund
     United Income Fund
     United Science and Technology Fund
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

Waddell & Reed Funds, Inc.
Asset Strategy Fund
Growth Fund
High Income Fund
International Growth Fund
Limited-Term Bond Fund
Municipal Bond Fund
Science and Technology Fund
Total Return Fund

----------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
   WADDELL & REED
   CUSTOMER SERVICE
   6300 Lamar Avenue
   P.O. Box 29217
   Shawnee Mission, KS 66201-9217
   Toll-Free - (800)366-5465
   Local - (913) 236-1303
For Yield Information Only
   Toll-Free - (800)366-4953
   Local - (913) 236-1307

Our INTERNET address is:
  http://www.waddell.com

NUR1010A(6-99)
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